Pension and Other Postretirement Benefit Plans (Effect of Significant Unobservable Inputs (Level 3)) (Details) - Significant unobservable inputs (Level 3) $ in Millions	12 Months Ended
Dec. 31, 2020 USD ($)
Defined Benefit Plan, Change in Fair Value of Plan Assets, Level 3 Reconciliation [Roll Forward]
Fair value of plan assets, beginning of year	$ 66
Realized gains (net)	17
Unrealized losses (net)	(16)
Purchases	0
Settlements	(23)
Fair value of plan assets, end of year	$ 44